SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2007.

The original Form 8-K filed on April 16, 2007, as amended by Form 8-K/A, filed on April 18, 2007, is hereby further amended by this Form 8-K/A-2, to amend the Pooling and Servicing Agreement, dated as of March 1, 2007, previously filed with respect to the Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2007-2.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

(Exact name of registrant as specified in its charter)

Delaware	333-140247	30-0183252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
383 Madison Avenue New York, New York		10l79
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 272-2000

Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

On March 30, 2007, Structured Asset Mortgage Investments II Inc. caused the issuance and sale of the Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2007-2, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2007, among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator, EMC Mortgage Corporation, as sponsor, and Citibank, N.A., as trustee.

On April 18, 2007, the original Form 8-K filed on April 16, 2007 was amended by a Form 8-K/A, to amend the Pooling and Servicing Agreement dated as of March 1, 2007 previously filed with respect to the Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2007-2.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Sequentially
Exhibit	Numbered
Number	Exhibit Page

10.1   Exhibit H-1 to the Pooling and Servicing Agreement, dated as of March 1, 2007, as amended on April 18, 2007, previously filed with respect to the Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2007-2.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.

By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Vice President

Dated: March 11, 2008

[8-K/A-2 – PSA]

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	4	Exhibit H-1	5